BUSINESS LOAN AGREEMENT

Principal $5,000,000.00	Loan Date 06-15-2022	Maturity 06-15-2023	Loan No RLOC	Call / Coll OTPU / D0	Account	Officer PRW	Initials
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “****” has been omitted due to text length limitations.

Borrower:    LCNB Corp.    Lender:    Bankers' Bank
2 North Broadway    7700 Mineral Point Road
Lebanon, OH 45036    Madison, WI 53717
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THIS BUSINESS LOAN AGREEMENT dated June 15, 2022, is made and executed between LCNB Corp. ("Borrower") and Bankers' Bank ("Lender") on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement; (B) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (C) all such Loans shall be and remain subject to the terms and conditions of this Agreement. This Agreement shall apply to any and all present and future loans, loan advances, extension of credit, financial accommodations and other agreements and undertakings of every nature and kind that may be entered into by and between Borrower and Lender now and in the future.
TERM. This Agreement shall be effective as of June 15, 2022, and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until June 15, 2023.
LINE OF CREDIT. The Indebtedness includes a revolving line of credit. Advances under the Indebtedness, as well as directions for payment from Borrower's accounts, may be requested either orally or in writing by Borrower. All non-written requests shall be confirmed in writing on the day of the request. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person as described in the "Advance Authority" section below or (B) credited to any of Borrower's accounts with Lender.
ADVANCE AUTHORITY. The following person or persons are authorized to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender's address shown above, written notice of revocation of such authority: Eric Meilstrup, Chief Executive Officer & President of LCNB National Bank, Robert Haines, Chief Financial Officer of LCNB National Bank, Matthew Layer, Chief Lending Officer of LCNB National Bank, Bradley Ruppert, Chief Investment Officer of LCNB National Bank, or Lawrence Mulligan, Chief Operations Officer of LCNB National Bank.
CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.
Loan Documents. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements granting to Lender security interests in the Collateral; (3) financing statements and all other documents perfecting Lender's Security Interests; (4) evidence of insurance as required below; (5) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender's counsel.
Required Collateral. Negative Pledge Agreement on 100% of the issued and outstanding Capital Stock of the LCNB National Bank.
Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.
Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.
Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.
No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.
REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:
Organization. Borrower is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Ohio. Borrower is duly authorized to transact business in all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Specifically, Borrower is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Borrower has the full power and authority to own its properties and to transact the business in which is presently engaged or presently proposes to engage. Borrower maintains an office at 2 North Broadway, Lebanon, OH 45036. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral. Borrower will notify Lender prior to any change in the location of Borrower's state of organization or any change in Borrower's name. Borrower shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower's business activities.
Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business:
Borrower    Assumed Business Name    Filing Location    Date
LCNB Corp.    LCNB National Bank    Lebanon, OH    01-01-1877
LCNB Risk Management, Inc.    Las Vegas, NV    05-31-2017
Authorization. Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower, do not require the consent or approval of any other person, regulatory authority, or governmental body, and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Borrower's

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articles of incorporation or organization, or bylaws, code of regulations, or (b) any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties. Borrower has the power and authority to enter into the Note and the Related Documents and to grant collateral as security for the Loan. Borrower has the further power and authority to own and to hold all of Borrower's assets and properties, and to carry on Borrower's business as presently conducted.
Financial Information. Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.
Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.
Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.
Hazardous Substances. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (1) During the period of Borrower's ownership of the Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters. (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws. Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify and defend, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.
Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, any, that have been disclosed to and acknowledged by Lender in writing.
Taxes. To the best of Borrower's knowledge, all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.
Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.
Binding Effect. This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.
Commercial Purposes. Borrower intends to use the Loan proceeds solely for business or commercially related purposes.
Employee Benefit Plans. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (1) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (2) Borrower has not withdrawn from any such plan or initiated steps to do so, (3) no steps have been taken to terminate any such plan or to appoint a trustee to administer such a plan, and (4) there are no unfunded liabilities other than those previously disclosed to Lender in writing.
Investment Company Act. Borrower is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.
Public Utility Holding Company Act. Borrower is not a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.
Regulations T and U. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T and U of the Board of Governors of the Federal Reserve System).
Information. All information previously furnished or which is now being furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated by this Agreement is, and all information furnished by or on behalf of Borrower to Lender in the future will be, true and accurate in every material respect on the date as of which such information is dated or certified; and no such information is or will be incomplete by omitting to state any material fact the omission of which would cause the

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information to be misleading.
Claims and Defenses. There are no defenses or counterclaims, offsets or other adverse claims, demands or actions of any kind, personal or otherwise, that Borrower, any Grantor, or any Guarantor could assert with respect to the Note, Loan, this Agreement, or the Related Documents.
AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:
Repayment. Repay the Loan in accordance with its terms and the terms of this Agreement.
Notices of Claims and Litigation. Promptly inform Lender in writing of (1) all material adverse changes in Borrower's financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.
Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.
Financial Statements. Furnish Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.
Additional Information. Furnish such additional information and statements, as Lender may request from time to time.
Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.
Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.
Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.
Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.
Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (1) the legality of the same shall be contested in good faith by appropriate proceedings, and (2) Borrower shall have established on Borrower's books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with GAAP.
Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender, and in all other loan agreements now or in the future existing between Borrower and any other party. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.
Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.
Environmental Studies. Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.
Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.
Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records may request, all at Borrower's expense.

Change of Location. Immediately notify Lender in writing of any additions to or changes in the location of Borrower's businesses.
Title to Assets and Property. Maintain good and marketable title to all of Borrower's assets and properties.
Notice of Default, Litigation and ERISA Matters. Forthwith upon learning of the occurrence of any of the following, Borrower shall provide Lender with written notice thereof, describing the same and the steps being taken by Borrower with respect thereto: (1) the occurrence of any Event of Default, or (2) the institution of, or any adverse determination in, any litigation, arbitration proceeding or governmental proceeding, or (3) the occurrence of a Reportable Event under, or the institution of steps by Borrower to withdraw from, or the institution of any steps to terminate, any employee benefit plan as to which Borrower may have any liability.

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Other Information. From time to time Borrower will provide Lender with such other information as Lender may reasonably request.
Employee Benefit Plans. So long as this Agreement remains in effect, Borrower will maintain each employee benefit plan as to which Borrower may have any liability, in compliance with all applicable requirements of law and regulations.
Environmental Compliance and Reports. Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower's part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.
Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.
LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity.
CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any
other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds     (A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (B) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender.
RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the debt against any and all such accounts.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:
Payment Default. Borrower fails to make any payment when due under the Loan.
Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.
Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or any Grantor's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.
False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf, or made by Guarantor, under this Agreement or the Related Documents in connection with the obtaining of the Loan evidenced by the Note or any security document directly or indirectly securing repayment of the Note is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.
Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.
Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.
Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.
Execution; Attachment. Any execution or attachment is levied against the Collateral, and such execution or attachment is not set aside, discharged or stayed within thirty (30) days after the same is levied.
Change in Zoning or Public Restriction. Any change in any zoning ordinance or regulation or any other public restriction is enacted, adopted or implemented, that limits or defines the uses which may be made of the Collateral such that the present or intended use of the Collateral, as specified in the Related Documents, would be in violation of such zoning ordinance or regulation or public restriction, as changed.
Default Under Other Lien Documents. A default occurs under any other mortgage, deed of trust or security agreement covering all or any portion of the Collateral.
Judgment. Unless adequately covered by insurance in the opinion of Lender, the entry of a final judgment for the payment of money

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involving more than ten thousand dollars ($10,000.00) against Borrower and the failure by Borrower to discharge the same, or cause to be discharged, or bonded off to Lender's satisfaction, within thirty (30) days from the date of the order, decree or process under which or pursuant to which such judgment was entered.
Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.
Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.
Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.
EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.
ADDITIONAL DOCUMENTS. Borrower shall provide Lender with the following additional documents:
Corporate Resolution. Borrower has provided or will provide Lender with a certified copy of resolutions properly adopted by Borrower's Board of Directors, and certified by Borrower's corporate secretary, assistant secretary, or other authorized officer, under which Borrower's Board of Directors authorized one or more designated officers or employees to execute this Agreement, the Note, and to consummate the borrowings and other transactions as contemplated under this Agreement, and to consent to the remedies following any default by Borrower as provided in this Agreement.
Opinion of Counsel. When required by Lender, Borrower has provided or will provide Lender with an opinion of Borrower's counsel certifying to and that: (1) Borrower's Note, and this Agreement constitute valid and binding obligations on Borrower's part that are enforceable in accordance with their respective terms; (2) Borrower is validly existing and in good standing; (3) Borrower has authority to enter into this Agreement and to consummate the transactions contemplated under this Agreement; and (4) such other matters as may have been requested by Lender or by Lender's counsel.
PAYMENT OF DIVIDENDS. Notwithstanding the language set forth under Negative Covenants Continuity of Operations in the Business Loan Agreement, so long as no event of default is continuing or would result from payment of dividends, Borrower may pay dividends in any amount and at any time without the additional consent or approval of Lender.
MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:
Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.
Attorneys' Fees; Expenses. Borrower agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.
Borrower Information. Borrower consents to the release of information on or about Borrower by Lender in accordance with any court order, law or regulation and in response to credit inquiries concerning Borrower.
Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.
Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.
Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Wisconsin without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Wisconsin.
Choice of Venue. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Dane County, State of Wisconsin.
Non-Liability of Lender. The relationship between Borrower and Lender created by this Agreement is strictly a debtor and creditor relationship and not fiduciary in nature, nor is the relationship to be construed as creating any partnership or joint venture between Lender and Borrower. Borrower is exercising Borrower's own judgment with respect to Borrower's business. All information supplied to Lender is for Lender's protection only and no other party is entitled to rely on such information. There is no duty for Lender to review, inspect, supervise or inform Borrower of any matter with respect to Borrower's business. Lender and Borrower intend that Lender may reasonably rely on all information supplied by Borrower to Lender, together with all representations and warranties given by Borrower to Lender, without investigation or confirmation by Lender and that any investigation or failure to investigate will not diminish Lender's right to so rely.

BUSINESS LOAN AGREEMENT
Loan No: RLOC    (Continued)    Page 6
___________________________________________________________________________________________________________________
Notice of Lender's Breach. Borrower must notify Lender in writing of any breach of this Agreement or the Related Documents by Lender and any other claim, cause of action or offset against Lender within thirty (30) days after the occurrence of such breach or after the accrual of such claim, cause of action or offset. Borrower waives any claim, cause of action or offset for which notice is not given in accordance with this paragraph. Lender is entitled to rely on any failure to give such notice.
Indemnification of Lender. Borrower agrees to indemnify, to defend and to save and hold Lender harmless from any and all claims, suits, obligations, damages, losses, costs and expenses (including, without limitation, Lender's attorneys' fees), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever that may be asserted against or incurred by Lender, its officers, directors, employees, and agents arising out of, relating to, or in any manner occasioned by this Agreement and the exercise of the rights and remedies granted Lender under this, as well as by: (1) the ownership, use, operation, construction, renovation, demolition, preservation, management, repair, condition, or maintenance of any part of the Collateral; (2) the exercise of any of Borrower's rights collaterally assigned and pledged to Lender hereunder; (3) any failure of Borrower to perform any of its obligations hereunder; and/or (4) any failure of Borrower to comply with the environmental and ERISA obligations, representations and warranties set forth herein. The foregoing indemnity provisions shall survive the cancellation of this Agreement as to all matters arising or accruing prior to such cancellation and the foregoing indemnity shall survive in the event that Lender elects to exercise any of the remedies as provided under this Agreement following default hereunder. Borrower's indemnity obligations under this section shall not in any way be affected by the presence or absence of covering insurance, or by the amount of such insurance or by the failure or refusal of any insurance carrier to perform any obligation on its part under any insurance policy or policies affecting the Collateral and/or Borrower's business activities. Should any claim, action or proceeding be made or brought against Lender by reason of any event as to which Borrower's indemnification obligations apply, then, upon Lender's demand, Borrower, at its sole cost and expense, shall defend such claim, action or proceeding in Borrower's name, necessary, by the attorneys for Borrower's insurance carrier (if such claim, action or proceeding is covered by insurance), or otherwise by such attorneys as Lender shall approve. Lender may also engage its own attorneys at its reasonable discretion to defend Borrower and to assist in its defense and Borrower agrees to pay the fees and disbursements of such attorneys.
Counterparts. This Agreement may be executed in multiple counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts, taken together, shall constitute one and the same Agreement.
No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any of Borrower's or any Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.
Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address. Unless otherwise provided or required by law, there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.
Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.
Sole Discretion of Lender. Whenever Lender's consent or approval is required under this Agreement, the decision as to whether or not to consent or approve shall be in the sole and exclusive discretion of Lender and Lender's decision shall be final and conclusive.
Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used in this Agreement shall include all of Borrower's subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower's subsidiaries or affiliates.
Successors and Assigns. All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender.
Survival of Representations and Warranties. Borrower understands and agrees that in extending Loan Advances, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the extension of Loan Advances and delivery to Lender of the Related Documents, shall be continuing in nature, shall be deemed made and redated by Borrower at the time each Loan Advance is made, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.
Time is of the Essence. Time is of the essence in the performance of this Agreement.
Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.
DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:
Advance. The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement.

BUSINESS LOAN AGREEMENT
Loan No: RLOC    (Continued)    Page 7
___________________________________________________________________________________________________________________
Agreement. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.
Borrower. The word "Borrower" means LCNB Corp. and includes all co-signers and co-makers signing the Note and all their successors and assigns.
Collateral. The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise. The word "Collateral" includes without limitation all collateral described in the Required Collateral section of this Agreement.
Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.
ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and including all regulations and published interpretations of the act.
Event of Default. The words "Event of Default" mean individually, collectively, and interchangeably any of the events of default set forth in this Agreement in the default section of this Agreement.
GAAP. The word "GAAP" means generally accepted accounting principles.
Grantor. The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.
Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Loan, and, in each case, Borrower's successors, assigns, heirs, personal representatives, executors and administrators of any guarantor, surety, or accommodation party.
Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.
Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.
Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.
Lender. The word "Lender" means Bankers' Bank, its successors and assigns.
Loan. The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time, and further including any and all subsequent amendments, additions, substitutions, renewals and refinancings of any of Borrower's Loans.
Note. The word "Note" means the Note dated June 15, 2022 and executed by LCNB Corp. in the principal amount of $5,000,000.00, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.
Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.
Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.
Security Interest. The words "Security Interest" mean, individually, collectively, and interchangeably, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

BUSINESS LOAN AGREEMENT
Loan No: RLOC    (Continued)    Page 8
___________________________________________________________________________________________________________________

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED JUNE 15, 2022.
BORROWER:
LCNB CORP.

By:_______________________________________________
Eric Meilstrup, Chief Executive Officer & President
of LCNB Corp.
LENDER:
BANKERS' BANK

By:_______________________________________________
Paul R. Watson, Vice President - Commercial Banker

By:__________________________________________________
Robert Haines, Chief Financial Officer of LCNB Corp.
___________________________________________________________________________________________________________________
LaserPro, Ver. 19.4.10.036 Copr. Finastra USA Corporation 1997, 2022. All Rights Reserved. - WI C:\CFI\LPL\C40.FC TR-397 PR-3

ADDENDUM A TO BUSINESS LOAN AGREEMENT

Principal $5,000,000.00	Loan Date 06-15-2022	Maturity 06-15-2023	Loan No RLOC	Call / Coll OTPU / D0	Account	Officer PRW	Initials
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:    LCNB Corp.    Lender:    Bankers' Bank
2 North Broadway    7700 Mineral Point Road
Lebanon, OH 45036    Madison, WI 53717
___________________________________________________________________________________________________________________
This ADDENDUM A TO BUSINESS LOAN AGREEMENT is attached to and by this reference is made a part of the Business Loan Agreement, dated June 15, 2022, and executed in connection with a loan or other financial accommodations between BANKERS' BANK and LCNB Corp.
Borrower and Lender agree that the following provisions are and shall constitute a part of the Agreement, any breach of which constitutes an additional Event of Default under the Agreement. All capitalized words not otherwise defined in this Addendum have the meanings given to them in the preprinted terms of the Agreement.
1. Additional Provisions. Borrower owns all of the issued and outstanding stock of LCNB National Bank (“Bank”, whether one or more). As such, certain representations, warranties and covenants are applicable to Bank, as set forth in the paragraph entitled “Subsidiaries and Affiliates of Borrower” found on page 6 of the Agreement. Without limiting the terms of such paragraph, Borrower and Lender agree that the following paragraphs in the Agreement apply to Bank as well as Borrower, except that Bank is a national banking association, which is and at all times will be, duly organized, validly existing, and in good standing under and by virtue of the laws of the United States. Therefore, all references in the paragraphs listed below to “Borrower” shall mean ‘Borrower and Bank”. The paragraphs specifically applicable to Bank as well as Borrower are:
a. Representations and Warranties:
i.Organization;
ii.Financial Information;
iii.Properties;
iv.Hazardous Substances;
v.Litigation and Claims;
vi.Taxes;
vii.Lien Priority;
viii.Employee Benefit Plans;
ix.Information.
b. Affirmative Covenants:
i.Notice of Claims and Litigation;
ii.Financial Records;
iii.Financial Statements;
iv.Insurance;
v.Insurance Reports;
vi.Other Agreements;
vii.Taxes, Charges and Liens;
viii.Operations;
ix.Environmental Studies;
x.Compliance with Governmental Regulations;
xi.Inspection;
xii.Title to Assets and Property;
xiii.Notice of Default, Litigation and ERISA Matters;
xiv.Employee Benefit Matters;
xv.Environmental Compliance and Reports.
c. All Negative Covenants.
d. If Cessation of Advances is applicable then, all provisions relating to Borrower also include Bank.
e. Default: all defaults listed in the Agreement other than the Payment Default.
f. Miscellaneous Provisions:
i.Borrower Information;
ii.Consent to Loan Participation.
2. Default. A breach of any of the foregoing provisions by Bank shall constitute an Event of Default under the Agreement. ACKNOWLEDGED AND AGREED TO AS OF THE DATE SET FORTH ABOVE.
THIS ADDENDUM A TO BUSINESS LOAN AGREEMENT IS EXECUTED ON JUNE 15, 2022.
BORROWER:
LCNB CORP.
By:_______________________________________________
Eric Meilstrup, Chief Executive Officer & President of LCNB Corp.
By:_______________________________________________
Robert Haines, Chief Financial Officer of LCNB Corp.

ADDENDUM A TO BUSINESS LOAN AGREEMENT
Loan No: RLOC    (Continued)    Page 2
___________________________________________________________________________________________________________________
BANKERS' BANK
By:    _______________________________________________
Paul R. Watson, Vice President - Commercial Banker
___________________________________________________________________________________________________________________
LaserPro, Ver. 19.4.10.036 Copr. Finastra USA Corporation 1997, 2022. All Rights Reserved. - WI C:\CFI\LPL\C40.FC TR-397 PR-3

ADDENDUM B TO BUSINESS LOAN AGREEMENT

Principal $5,000,000.00	Loan Date 06-15-2022	Maturity 06-15-2023	Loan No RLOC	Call / Coll OTPU / D0	Account	Officer PRW	Initials
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing    has been omitted due to text length limitations.

Borrower:    LCNB Corp.    Lender:    Bankers' Bank
2 North Broadway    7700 Mineral Point Road
Lebanon, OH 45036    Madison, WI 53717
___________________________________________________________________________________________________________________
This ADDENDUM B TO BUSINESS LOAN AGREEMENT is attached to and by this reference is made a part of the Business Loan Agreement, dated June 15, 2022, and executed in connection with a loan or other financial accommodations between BANKERS' BANK and LCNB Corp.
Borrower and Lender agree that the following provisions are and shall constitute a part of the Agreement, any breach of which constitutes an additional Event of Default under the Agreement. All capitalized words not otherwise defined in this Addendum have the meanings given to them in the preprinted terms of the Agreement. “Bank” means: LCNB National Bank.
1. Additional Representations and Warranties. In addition to and not in lieu of the representations and warranties set forth in the Agreement, Borrower represents and warrants to Lender as of the date of the Agreement and at all times any Indebtedness exists, that:
a.Borrower is a Bank Holding Company in good standing with the Federal Reserve, and as such Borrower has filed all necessary reports with and received all necessary approvals from the Federal Reserve and is not subject to a cease and desist order, memorandum of understanding, supervising agreement or any similar type of regulatory agreement with the Federal Reserve.
b.The charges, accruals and reserves on the books of Borrower or the Bank in respect of any taxes or other governmental charges are, in the opinion of Borrower, adequate.
c.Each of Borrower and the Bank possesses all necessary licenses, trademarks, trademark rights, trade names, trade name rights and copyrights to conduct its business without conflict with any license, trademark, trade name or copyright of any other Person. Lender acknowledges that neither Borrower nor the Bank has a federally registered trademark.
d.As of the date of this Agreement, Borrower has no material Indebtedness of any nature other than disclosed in writing to Lender, including, but without limitation, liabilities for taxes and any interest or penalties relating thereto, except to the extent reflected (in a footnote or otherwise) and reserved against in the Borrower’s financial statements which have been delivered to Lender or as disclosed in or permitted by this Agreement; Borrower does not know and has no reasonable ground to know of any basis for the assertion against it as of the date hereof, of any material Indebtedness of any nature not fully reflected and reserved against in such financial statements.
2. Additional Affirmative Covenants. In addition to and not in lieu of the affirmative covenants set forth in the Agreement, Borrower covenants and agrees, that so long as any Indebtedness exists, it will:
a. On three (3) business days’ verbal notice, permit, and cause the Bank to permit, any person(s) designated by Lender to visit, inspect and audit any of the Bank’s properties, corporate books, loan documentation, loan portfolios, loan files, investment portfolios and financial records of Borrower and the Bank and to discuss the affairs, finances and accounts of Borrower and the Bank with the principal officers of each, all at such reasonable times during normal business hours and as often as Lender may reasonably request; provided, that no such audit or inspection shall occur during an examination.
b. Deliver to Lender:
i.Within thirty (30) days after Lender’s request, a copy of the Bank’s call reports (FFIEC 051) prepared and signed by a duly authorized officer, as prepared for the regulators;
ii.Within thirty (30) days after Lender’s request, a copy of the Borrower’s FR Y-9SP prepared and signed by a duly authorized officer, as prepared for the regulators;
iii.Within ten (10) days after their completion, notification of, and requested by Lender, copies of all public filings, applications or reports by Borrower, or the Bank to any banking agency or any other official, bureau or agency which asserts authority over their operations, unless the furnishing of such reports to the Lender would constitute a violation of the rules and regulations of such official, bureau, or agency;
iv.Within one hundred twenty (120) days after the close of each fiscal year of Borrower, at Lender’s request, a copy of the Borrower’s, and the Bank’s accountant prepared compiled financial statements prepared in accordance with accounting methods historically used by the Borrower and the Bank, including but not limited to, a balance sheet, statement of income, statement of changes in financial position, and a reconciliation of net worth as prepared by an independent certified public accountant;
v.Promptly after the sending or making available or filing of the same, notification of, and requested by Lender, copies of all reports, proxy statements and financial statements that Borrower and/or the Bank sends or makes available to its stockholders and all regular, periodic, or special report, registration statement, and/or prospectus that Borrower and/or the Bank file with the Securities and Exchange Commission or any successor Person;
vi.To the extent permitted by law, deliver to Lender at Lender’s request, as soon as available, and in any event within twenty-five (25) days after the end of each calendar quarter, (1) a report as a result of an examination of the assets of Borrower and the Bank, which indicates those assets (if any) classified as “Loss,” “Doubtful,” “Substandard,” or “Other Assets Especially Mentioned,” and (2) a report as a result of an examination of the loans and assets of Borrower or the Bank, which indicates the ratio Non-performing Loans to Total Loans and other real estate of Borrower and the Bank; and
vii.All other financial information or records of Borrower or the Bank upon request by Lender. The books and records of the Borrower and the Bank are now and will continue to be located at the main office of the Bank.
c. Notify Lender immediately of (a) the issuance of any notice of charges, cease-and-desist order (temporary or otherwise) or order to take a permanent action by any governmental or regulatory authority against Borrower or the Bank or any director, officer, employee, agent, or other person participating in the conduct of the affairs of Borrower or the Bank, (b) the service of any notice of intention to remove from office or notice of intention to suspend from office by any governmental or regulatory authority upon any director or officer of Borrower or the Bank, (c) the issuance of a notice of termination of the status of the Bank as an insured depository institution, or (d) enter into any agreement of memorandum of understanding between any governmental or regulatory authority and Borrower or the Bank or any director, officer, employee, agent, or other person participating in the conduct of the affairs of Borrower or the Bank, regardless of whether the same is voluntary or involuntary, and promptly inform Lender of the terms thereof (unless such action would violate applicable law).
d. Cause the Bank to: (1) the Bank is reporting Standard Leverage Ratios, then the following five covenants apply: (a) maintain a minimum Tier 1 Leverage Ratio of not less than 6%, (b) maintain a minimum Tier 1 Risk Based Capital Ratio of not less than 8%, (c) maintain a minimum Total Risk Based Capital Ratio of not less than 10%, (d) maintain a maximum Non-Performing Assets plus Other Real Estate Owned to Equity Capital plus Allowance for Loan Loss Reserve Ratio of not more than 20%, (e) maintain a minimum Allowance for Loan Loss Reserve to Non-Performing Assets Ratio of not less than 70%, or (2) the Bank has entered into the Community Bank Leverage Ratio (CBLR) framework, then the following three covenants apply: (a) maintain a minimum Tier 1 Leverage Ratio of not less than 9.0% for all 2022 test periods and through Maturity, (b) maintain a maximum Non-Performing Assets plus Other Real Estate Owned to Equity Capital plus Allowance for Loan Loss Reserve Ratio of not more than 20%, (c) maintain a minimum Allowance for Loan Loss Reserve to Non-Performing Assets Ratio of not less than

ADDENDUM B TO BUSINESS LOAN AGREEMENT
Loan No: RLOC    (Continued)    Page 2
___________________________________________________________________________________________________________________
70%. Capitalized terms used in this section will be those as used in the Bank’s Regulatory Call Reports.
3. Additional Negative Covenants. In addition to and not in lieu of the negative covenants set forth in the Agreement, Borrower covenants and agrees, that so long as any Indebtedness exists, will not:
Issue or permit the Bank to issue any additional capital stock or securities convertible into capital stock, issue or permit the Bank to issue any warrants or rights to purchase capital stock, or change Borrower or the Bank’s stock structure by stock dividend or stock split.
Sell, lease, transfer or otherwise dispose or permit the Bank to sell, lease, transfer or otherwise dispose of any material portion of the real property or assets of Borrower or the Bank, as the case may be, except in the ordinary course of business. The sale by the Bank of OREO and foreclosed personal property shall be considered sales in the ordinary course of business.
Allow or cause the Bank to make any investments in excess of $100,000 directly or indirectly in the Borrower or any person, firm or corporation which is an affiliate or an associate of Borrower other than the loans allowed to executive officers and directors of the Bank under Regulation O of the Board of Governors of the Federal Reserve System. As used in this paragraph “investments” shall include any investment in cash or other property whether for acquisition of stock or indebtedness, or by loan, letter of credit, advance, capital contribution or otherwise, or the guaranty of any of the foregoing.
Sell, contract to sell, or otherwise dispose of any of the Bank’s capital stock owned by or any other interest therein, other than to the present or future directors of the Bank as qualifying shares director’s qualifying shares are required to be owned by directors under applicable statute or regulation.
4. Default. A breach of any of the foregoing provisions by Bank shall constitute an Event of Default under the Agreement. In addition, each following event constitutes an Event of Default under the Agreement:
a. The sale or transfer of ownership or voting power of any of the outstanding stock of the Bank;
b. The Bank shall fail to maintain the minimum amounts of equity and risk based capital required by any regulation, rule or policy statement issued by any bank regulatory agency having jurisdiction; provided, however, that Borrower or the Bank, whichever the case may be, timely submits a remedial plan which is acceptable to the issuing regulatory agency, this subparagraph shall not be deemed to be an Event of Default so long as the remedial plan is implemented to the satisfaction of the issuing regulatory agency.
c. The Federal Reserve, State of Ohio, FDIC or any other bank regulatory agency with jurisdiction, imposes on Borrower or the Bank a cease and desist order or enters into a memorandum of understanding, supervisory agreement or any other similar type of regulatory agreement with the board of directors of Borrower or the Bank; provided, however, that such regulatory agreement does not include the equity capital or risk based capital of the Bank, and Borrower or the Bank, whichever the case may be, timely submits a remedial plan which is acceptable to the issuing regulatory agency, this subparagraph shall not be deemed to be an Event of Default so long as the remedial plan is implemented to the satisfaction of the issuing regulatory agency.
d.The Bank ceases to be an Insured Depository Institution as defined in 12 U.S.C. § 1813.
e.Any governmental or regulatory proceeding is instituted against Borrower, or the Bank which, in Lender’s opinion, will have a material adverse effect on the consolidated financial condition of Borrower or the Bank or on the continued operation of Borrower or the Bank, after taking into account insurance coverage and reserves therefore (if any);
f. Borrower or the Bank shall be placed in receivership or conservatorship by any bank regulatory authority with jurisdiction;
g. The State of Ohio, Federal Reserve or any other bank regulatory agency with jurisdiction prohibits or refuses to consent to the payment of dividends from the Bank to fund any payment of principal, interest or other charge due from Borrower under this Agreement or any of the Loan Documents.
5. Miscellaneous Provisions. Borrowers agrees to the following:
a. Lender shall be entitled to act on any notices and instructions (telephonic or written) reasonably believed by Lender to have been delivered by any person authorized to act on behalf of Borrower pursuant hereto, regardless of whether such notice or instruction was in fact delivered by a person authorized to act on behalf of Borrower, and Borrower hereby agrees to indemnify Lender and hold Lender harmless from and against any and all losses and expenses, any, ensuing from any such action.
ACKNOWLEDGED AND AGREED TO AS OF THE DATE SET FORTH ABOVE.
THIS ADDENDUM B TO BUSINESS LOAN AGREEMENT IS EXECUTED ON JUNE 15, 2022.
BORROWER:
LCNB CORP.
By:_______________________________________________
Eric Meilstrup, Chief Executive Officer & President
of LCNB Corp.
By:_______________________________________________
Robert Haines, Chief Financial Officer of LCNB Corp. LENDER:
BANKERS' BANK
By:________________________________________________
Paul R. Watson, Vice President - Commercial Banker
_______________________________________________________________________________________________________________
LaserPro, Ver. 19.4.10.036 Copr. Finastra USA Corporation 1997, 2022. All Rights Reserved. - WI C:\CFI\LPL\C40.FC TR-397 PR-3